                                                                 Exhibit (a)(4)

     THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
              ON FRIDAY, AUGUST 6, 1999, UNLESS OTHERWISE EXTENDED

                             LETTER OF TRANSMITTAL

                  TO ACCOMPANY CERTIFICATES OF COMMON STOCK OF

                      E. I. DU PONT DE NEMOURS AND COMPANY
          TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, EXCHANGE AGENT

                 If by mail:                            If by overnight courier:
         First Chicago Trust Company                   First Chicago Trust Company
                 of New York                                   of New York
        Attn: Corporate Actions Dept.                 Attn: Corporate Actions Dept.
          P.O. Box 2569 Suite 4660                        8th Floor, Suite 4680
         Jersey City, NJ 07303-2569                          14 Wall Street
                                                           New York, NY 10005

                 If by mail:                                    If by hand:
         First Chicago Trust Company                    First Chicago Trust Company
                 of New York                                    of New York
        Attn: Corporate Actions Dept.                   c/o Securities Transfer and
          P.O. Box 2569 Suite 4660                        Reporting Service Inc.
         Jersey City, NJ 07303-2569                    100 William Street, Galleria
                                                            New York, NY 10038

                The Information Agent for the Exchange Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
           (800) 755-3105 (Toll-Free) for calls in the United States

          (212) 269-5550 (Collect) for calls outside the United States

    The undersigned acknowledges receipt of the Offering Circular-Prospectus dated July 12, 1999 (the "Offering Circular-Prospectus") of E. I. du Pont de Nemours and Company, a Delaware corporation ("DuPont"), and this Letter of Transmittal, which together constitute DuPont's offer (the "Exchange Offer") to exchange 2.95 shares of Class B common stock, par value $.01 per share of Conoco Inc. ("Conoco Class B Common Stock"), a Delaware corporation ("Conoco"), for each share tendered of common stock, par value $.30 per share, of DuPont ("DuPont Common Stock") held by a United States person up to an aggregate of 147,980,872 shares of DuPont Common Stock tendered and exchanged.

    THE EXCHANGE OFFER IS AVAILABLE ONLY TO DUPONT STOCKHOLDERS WHO ARE UNITED STATES PERSONS, AS EXPLAINED ON PAGE 2.

    DUPONT STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THEIR STATUS AS UNITED STATES PERSONS IN ORDER TO DETERMINE THEIR ELIGIBILITY TO PARTICIPATE IN THE EXCHANGE OFFER. DUPONT STOCKHOLDERS WHO ARE NOT UNITED STATES PERSONS ARE INELIGIBLE TO PARTICIPATE IN THE EXCHANGE OFFER AND SHOULD NOT COMPLETE THIS LETTER OF TRANSMITTAL. If you are not a United States person, you should contact D.F. King or your broker for more information regarding a substantially concurrent cash offer being made to non-United States persons by DuPont. United States persons are not eligible to participate in the cash offer.

    Capitalized terms used but not defined herein have the meanings given to them in the Offering Circular - Prospectus.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO A PERSON OTHER THAN THE EXCHANGE AGENT OR TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

DO NOT COMPLETE OR RETURN THIS LETTER OF TRANSMITTAL IF YOUR SHARES ARE HELD IN AN ACCOUNT WITH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY, EMPLOYEE BENEFIT PLAN SPONSORED BY DUPONT OR OTHER NOMINEE AND ARE NOT CERTIFICATED IN YOUR NAME. THIS LETTER OF TRANSMITTAL IS BEING SUPPLIED FOR YOUR INFORMATION ONLY. THE INSTITUTION HOLDING YOUR SHARES WILL SUPPLY YOU WITH SEPARATE INSTRUCTIONS REGARDING THE TENDER OF YOUR SHARES.

    List below the certificate(s) representing shares of DuPont Common Stock that you wish to tender. If the space provided below is inadequate, the certificate and number of shares represented thereby should be listed on a separate signed schedule affixed hereto. The following section should not be completed by holders tendering by book-entry transfer.

---------------------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF SHARES OF DUPONT COMMON STOCK TENDERED
---------------------------------------------------------------------------------------------------------------------------
                                                                                       TOTAL NUMBER           NUMBER OF
                                                                                       OF SHARES OF           SHARES OF
                                                                                          DUPONT               DUPONT
                  NAME(S) AND ADDRESS(ES)                                              COMMON STOCK            COMMON
                  OF REGISTERED HOLDER(S)                        CERTIFICATE          REPRESENTED BY            STOCK
                 (PLEASE FILL IN, IF BLANK)                       NUMBER(S)           CERTIFICATE(S)         TENDERED(1)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                 Total Shares
---------------------------------------------------------------------------------------------------------------------------
 (1) Unless otherwise indicated in the last column, and subject to the terms and conditions of the Offering
     Circular-Prospectus, you will be deemed to have tendered all the shares of DuPont Common Stock represented by the certificate(s) listed. See Instruction 2.
---------------------------------------------------------------------------------------------------------------------------

     The Exchange Offer is available only to DuPont stockholders who are United States persons, as explained on page 25 of the Offering Circular-Prospectus. A United States person for purposes of the Exchange Offer is any person that is:

     - an individual who is a United States citizen or United States resident for United States federal income tax purposes;

     - a corporation, partnership, limited liability company or other entity created or organized in the United States or under the laws of the United States or of any state within the United States;

     - an estate which is subject to United States income tax on all of its income, regardless of the source of such income; or

     - a trust if a United States court is able to exercise primary supervision over the administration of the trust, and one or more United States persons have the authority to control all substantial decisions of the trust. Such a trust includes, without limitation, any United States pension trust organized under Section 401(a) of the Internal Revenue Code.

DUPONT STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THEIR STATUS AS UNITED STATES PERSONS IN ORDER TO DETERMINE THEIR ELIGIBILITY TO PARTICIPATE IN THE EXCHANGE OFFER. DUPONT STOCKHOLDERS WHO ARE NOT UNITED STATES PERSONS ARE INELIGIBLE TO PARTICIPATE IN THE EXCHANGE OFFER AND SHOULD NOT COMPLETE THIS LETTER OF TRANSMITTAL. If you are not a United States person, you should contact D.F. King or your broker for more information regarding a substantially concurrent cash offer being made to non-United States persons by DuPont. United States persons are not eligible to participate in the cash offer.

LADIES AND GENTLEMEN:

     Reference is made to the Offering Circular-Prospectus dated July 12, 1999, of E. I. du Pont de Nemours and Company ("DuPont" or "you"), and this Letter of Transmittal which together constitute DuPont's offer (the "Exchange Offer") to exchange up to 436,543,573 shares of Class B common stock, par value $.01 per share (the "Conoco Class B Common Stock"), of Conoco Inc. ("Conoco"), for shares of common stock, par value $.30 per share (the "DuPont Common Stock"), of DuPont held by United States persons that are validly tendered by the Expiration Date and not withdrawn or deemed withdrawn, at an exchange ratio of 2.95 shares of Conoco Class B Common Stock for each share of DuPont Common Stock tendered, upon the terms and subject to the conditions set forth herein and in the Offering Circular-Prospectus. The Conoco Class A common stock, par value $.01 per share ("Conoco Class A Common Stock") currently trading on the New York Stock Exchange under the symbol "COC," together with the Conoco Class B Common Stock, constitute the Conoco common stock ("Conoco Common Stock"). See "Summary," "The Transaction" and "The Exchange Offer" in the Offering Circular-Prospectus.

     The Exchange Offer, proration period and withdrawal rights will expire at 12:00 Midnight, New York City time, on August 6, 1999 (the "Expiration Date"), unless extended in accordance with applicable law and the terms of the Exchange Offer, in which event the term "Expiration Date" shall mean the latest time and date at which the Exchange Offer, as extended, shall expire.

     Upon the terms and subject to the conditions of the Exchange Offer, I hereby tender to you the shares of DuPont Common Stock represented by the certificate(s) described above. Subject to, and effective upon, the acceptance for exchange of such tendered shares of DuPont Common Stock, I hereby sell, assign and transfer to you, or upon your order, all right, title and interest in and to such shares. I hereby irrevocably constitute and appoint First Chicago Trust Company of New York (the "Exchange Agent") as my true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as your agent) with respect to such tendered shares of DuPont Common Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest):

     (1) to deliver stock certificates representing such tendered shares of DuPont Common Stock or transfer ownership of such shares on the account books maintained by The Depository Trust Company (the "Book-Entry Transfer Facility"), together, in any such case, with all accompanying evidences of transfer and authenticity, to you or upon your order, upon receipt by the Exchange Agent, as my agent, of shares of Conoco Class B Common Stock, to which I am entitled upon the acceptance for exchange by you of such tendered shares of DuPont Common Stock;

     (2) to present certificate(s) representing such tendered shares of DuPont Common Stock for transfer on your books; and

     (3) to receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the Exchange Offer. If my tendered shares of DuPont Common Stock are accepted for exchange, I will be entitled to receive book-entry credit representing shares of Conoco Class B Common Stock.

     I hereby represent and warrant to you that I am a United States person for purposes of the Exchange Offer.

     I hereby represent and warrant to you that I have full power and authority to tender, sell, assign and transfer the shares of DuPont Common Stock that I have tendered and that when such shares are accepted by you for exchange pursuant to the Exchange Offer, you will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such shares of DuPont Common Stock will be subject to any adverse claim when you accept such shares for exchange. I will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or you to be necessary or desirable to complete the sale, assignment and transfer of the shares of DuPont Common Stock that I have tendered. All authority conferred or agreed to be conferred in this Letter of Transmittal and all of my obligations hereunder shall be binding upon my successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives and shall not be affected by, and shall survive, my death or incapacity. This tender may be withdrawn only in accordance with the procedures set forth in the Offering Circular-Prospectus and the instructions contained in this Letter of Transmittal.

     I understand that the maximum number of shares of DuPont Common Stock which will be accepted for exchange will be that number of shares which, when multiplied by the exchange ratio, equals 436,543,573 shares of Conoco Class B Common Stock. I understand that if more than such maximum number of shares of DuPont Common Stock are tendered at the exchange ratio, the Exchange Offer will be oversubscribed, and shares of DuPont Common Stock tendered at the exchange ratio will be subject to proration in accordance with the terms set forth in the Offering Circular-Prospectus under "The Exchange Offer -- Terms of the Exchange Offer," except for odd lot tenders as described in the Offering Circular-Prospectus under "The Exchange Offer -- Proration; Tenders for Exchange by Holders of Fewer Than 100 Shares of DuPont Common Stock." I understand that, upon acceptance by you of the shares of DuPont Common Stock that I have tendered, I will be deemed to have accepted the shares of Conoco Class B Common Stock exchanged therefor and will be deemed to have relinquished all rights with respect to the accepted shares of DuPont Common Stock.

     I recognize that, under certain circumstances and subject to certain conditions to the Exchange Offer (which you may waive) set forth in the Offering Circular-Prospectus, you may not be required to accept for exchange any of the shares of DuPont Common Stock that I have tendered (including any shares of DuPont Common Stock tendered after the Expiration Date). This tender may be withdrawn only in accordance with the procedures set forth in the Offering Circular-Prospectus under "The Exchange Offer -- Withdrawal Rights" and in the instructions contained in this Letter of Transmittal. Shares of DuPont Common Stock delivered to the Exchange Agent and not accepted for exchange will be credited to me and a confirmation will be mailed to me as promptly as practicable following expiration or termination of the Exchange Offer at the address set forth in this Letter of Transmittal under "Description of Shares of DuPont Common Stock Tendered" (Page 1) unless otherwise indicated under "Special Delivery Instructions" (Section III).

     Unless otherwise indicated under "Special Issuance Instructions" (Section
II), please credit (1) the shares of Conoco Class B Common Stock to which I am entitled, and (2) if applicable, the shares of DuPont Common Stock not tendered by me or any tendered shares that are not accepted for exchange, in each case in the name(s) of the registered holder(s) shown in this Letter of Transmittal under "Description of Shares of DuPont Common Stock Tendered" (page 1). Unless otherwise indicated in the Section entitled "Special Delivery Instructions" (Section III), please mail (1) the confirmation of shares of Conoco Class B Common Stock to which I am entitled, and (2) if applicable, the confirmation of shares of DuPont Common Stock not tendered by me or any shares tendered by me or any shares tendered herewith and not accepted for exchange by you, in each case to the address(es) of the registered holder(s) shown on the cover page of this Letter of Transmittal under "Description of Shares of DuPont Common Stock Tendered" (page 1). If Section II and Section III entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please credit (1) the shares of Conoco Class B Common Stock to which I am entitled, and
(2) if applicable, the shares of DuPont Common Stock not tendered by me or any tendered shares that are not accepted for exchange, in each case in the name(s) of, and mail such confirmation (and accompanying documents, as appropriate) to, the person(s) so indicated. Any shares of DuPont Common Stock delivered by book-entry transfer that are not tendered or any shares tendered herewith that are delivered by book-entry transfer and are not accepted for exchange will be credited to the account at the Book-Entry Transfer Facility. I recognize that you have no obligation pursuant to the "Special Issuance Instructions" to transfer any shares of DuPont Common Stock from the name of the registered holder(s) hereof if you do not accept for exchange such shares.

     I understand that the delivery and surrender of the shares of DuPont Common Stock that I have tendered is not effective, and the risk of loss of the shares of DuPont Common Stock (including shares of DuPont Common Stock tendered herewith) does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, (or a manually signed facsimile), duly completed and signed, or an agent's message (as defined in the Offering Circular-Prospectus under "The Exchange Offer -- Procedures for Tendering DuPont Shares") in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to you and any other required documents. Holders of shares of DuPont Common Stock are referred to herein as "stockholders." ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF SHARES OF DUPONT COMMON STOCK WILL BE DETERMINED BY YOU IN YOUR SOLE DISCRETION AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING HOLDERS OF DUPONT COMMON STOCK.

     I understand that a tender of shares of DuPont Common Stock made pursuant to any method of delivery set forth in the Offering Circular-Prospectus and your acceptance for exchange of such shares pursuant to the procedures described in the Offering Circular-Prospectus under "The Exchange Offer -- Procedures for Tendering DuPont Shares" and in the Instructions hereto will constitute a binding agreement between us upon the terms and subject to the conditions of the Exchange Offer, including my representation that (1) I own the shares of DuPont Common Stock being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (2) the tender of such shares of DuPont Common Stock complies with Rule 14e-4.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

     This Letter of Transmittal is to be used if (1) certificate(s) representing shares of DuPont Common Stock are to be forwarded along with this letter, (2) tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company unless an agent's message is utilized, or (3) guaranteed delivery procedures are being used, according to the procedures set forth in the Offering Circular-Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedure." Delivery of documents to The Depository Trust Company does not constitute delivery to the Exchange Agent.

     THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED ONLY BY UNITED STATES PERSONS. PERSONS WHO ARE NOT UNITED STATES PERSONS CANNOT PARTICIPATE IN THE EXCHANGE OFFER.

     Your broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular-Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to D.F. King & Co., Inc. (the "Information Agent") at
(800) 755-3105 (toll free) in the United States or at (212) 269-5550 (collect) elsewhere. See Instruction 12.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY
           HEREOF, (TOGETHER WITH SHARES OF DUPONT COMMON STOCK AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFERING CIRCULAR-PROSPECTUS).

I.  TENDER OF CERTIFICATED SHARES ISSUED IN YOUR NAME.

     If you are tendering shares of DuPont Common Stock pursuant to this Section I, you must also complete Section IV.

      A. CERTIFICATED SHARES -- Complete this Section I.A. if you wish to tender certificated shares issued in your name.

BY COMPLETING THIS SECTION I.A. AND SECTION V.A., SIGNING THIS LETTER OF TRANSMITTAL AND DELIVERING THIS LETTER OF TRANSMITTAL AND THE CERTIFICATE(S) FOR DUPONT COMMON STOCK TO THE EXCHANGE AGENT, YOU WILL BE DEEMED TO HAVE TENDERED THE SHARES OF DUPONT COMMON STOCK INDICATED BELOW.

     If you wish to tender your shares of DuPont Common Stock but the shares are not immediately available or you cannot deliver your shares of DuPont Common Stock and all other documents required hereby to the Exchange Agent on or before the Expiration Date, you must tender your shares of DuPont Common Stock according to the guaranteed delivery procedures set forth in the Offering Circular-Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedure." See Instruction 1.

[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED SHARES OF DUPONT COMMON STOCK ARE ENCLOSED WITH THIS LETTER OF TRANSMITTAL.

[ ] CHECK HERE IF TENDERED SHARES OF DUPONT COMMON STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SUBMITTED AND COMPLETE THE FOLLOWING:

     Name(s) of registered holder(s):

     Date of execution of notice of guaranteed delivery:

     Name of institution that guaranteed delivery:

--------------------------------------------------------------------------------

      B. DIVIDEND REINVESTMENT PLAN SHARES -- Complete this Section I.B. if you wish to tender shares held in the Dividend Reinvestment Plan.

BY COMPLETING THIS SECTION I.B. AND SIGNING AND DELIVERING THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, YOU WILL BE DEEMED TO HAVE TENDERED THE SHARES OF DUPONT COMMON STOCK INDICATED BELOW.

[ ] CHECK HERE IF YOU ARE A PARTICIPANT IN DUPONT'S DIVIDEND REINVESTMENT PLAN AND WISH TO TENDER SHARES OF DUPONT COMMON STOCK HELD IN YOUR ACCOUNT UNDER THE DIVIDEND REINVESTMENT PLAN AND COMPLETE THE FOLLOWING:

        [ ]  Tender all Dividend Reinvestment Plan shares; or

        [ ] Number of Whole and Fractional Shares Tendered From Dividend Reinvestment Plan
         (if less than all):
         ---------------------------------------.

        A tender of all Dividend Reinvestment Plan shares will include fractional shares and any shares credited to the participant's account after the date hereof and prior to the Expiration Date.

IF THE PARTICIPANT AUTHORIZES THE TENDER OF HIS OR HER DIVIDEND REINVESTMENT PLAN SHARES, BUT DOES NOT INDICATE THE NUMBER OF SHARES TO BE TENDERED, THE PARTICIPANT WILL BE DEEMED TO HAVE TENDERED ALL DIVIDEND REINVESTMENT PLAN SHARES OWNED BY SUCH PARTICIPANT, PURSUANT TO THE DIVIDEND REINVESTMENT PLAN. SEE INSTRUCTION 5.

--------------------------------------------------------------------------------

     C. ODD-LOT SHARES -- Complete this Section I.C. if you hold less than 100 shares and wish to tender all such shares.

[ ] CHECK HERE IF (1) YOU WERE THE OWNER BENEFICIALLY AND OF RECORD OF LESS THAN 100 SHARES OF DUPONT COMMON STOCK IN THE AGGREGATE AS OF JULY 7, 1999 AND (2) YOU WISH TO TENDER ALL YOUR SHARES OF DUPONT COMMON STOCK.

If you are the owner, beneficially and of record, of less than 100 shares of DuPont Common Stock (an "Odd-Lot") and you tender all your shares, you will receive preferential treatment if the Exchange Offer is oversubscribed. DuPont shares you hold in a DuPont or DuPont affiliated company savings plan (including Conoco plans) are not eligible for this preferential treatment. However, DuPont shares you hold in a Blueprint account at Merrill Lynch are eligible for this preferential treatment. If your Odd-Lot shares are held by a broker for your account, you should contact the broker and request the preferential treatment. See Instruction 8.

II. SPECIAL ISSUANCE INSTRUCTIONS -- Complete this Section II ONLY if you want shares of Conoco Class B Common Stock and/or shares of DuPont Common Stock that are tendered but not accepted for exchange to be credited in the name of someone other than the stockholder.

Note: If this Section is completed, the signature in Section IV must be guaranteed by an Eligible Institution.

          ------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

        To be completed ONLY if shares of Conoco Class B Common Stock and/or shares of DuPont Common Stock not accepted for exchange, if any, are to be CREDITED in the name of someone other than the undersigned.

   Issue:

   check appropriate box(es):

   [ ] all of the following to:
   [ ] Conoco Class B Common Stock to:
   [ ] DuPont Common Stock to:

   Name(s):
   ------------------------------------------------
                                 (PLEASE PRINT)

   ------------------------------------------------------------
                                 (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                                    ZIP CODE

          ------------------------------------------------------------
                           EMPLOYER IDENTIFICATION OR
                              SOCIAL SECURITY NO.

                 (ALSO COMPLETE SUBSTITUTE FORM W-9 ON PAGE 9)

          ------------------------------------------------------------

III SPECIAL DELIVERY INSTRUCTIONS -- Complete this Section III ONLY if you want confirmation of shares of Conoco Class B Common Stock and/or confirmation of shares of DuPont Common Stock to be mailed to an address other than the one shown in the box entitled "Description of Shares of DuPont Common Stock Tendered" or in Section II on this page.

          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

        To be completed ONLY if confirmation of shares of Conoco Class B Common Stock and/or confirmation of shares of DuPont Common Stock not tendered or any shares of DuPont Common Stock tendered but not accepted for exchange, if any, are to be MAILED to someone other than the undersigned, or to the undersigned at an address other than that shown in the box entitled "Description of Shares of DuPont Common Stock Tendered" or in Section II on this page, as applicable.

   Mail:

   check appropriate boxes(es):

   [ ] Confirmation of Conoco Class B Common Stock to:
   [ ] Confirmation of DuPont Common Stock to:
   [ ] Not Tendered to:
   [ ] Not Accepted to:

   Name(s):
   -------------------------------------------------
                                 (PLEASE PRINT)

          ------------------------------------------------------------
                                 (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                                    ZIP CODE

          ------------------------------------------------------------

IV. SIGNATURE -- Complete this Section IV if you are tendering shares of DuPont Common Stock and you completed Sections I.A., I.B. or I.C.

                    NOTE:  SIGNATURES MUST BE PROVIDED BELOW

                                   IMPORTANT
                  ALL TENDERING STOCKHOLDERS PLEASE SIGN HERE
           (PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9 ON PAGE 9.)
                           (SEE INSTRUCTIONS 1 AND 3)
BY SIGNING BELOW, (i) I AM CERTIFYING THAT I AM A UNITED STATES PERSON AS DEFINED ON PAGE 2 OF THIS LETTER OF TRANSMITTAL AND ON PAGE 25 OF THE OFFERING CIRCULAR -- PROSPECTUS AND THAT I AM ELIGIBLE TO PARTICIPATE IN THIS EXCHANGE OFFER, AND (ii) IF I AM TENDERING SHARES ON BEHALF OF A BENEFICIAL OWNER, TO THE BEST OF MY KNOWLEDGE, SUCH PERSON IS A UNITED STATES PERSON, AS SO DEFINED, AND ELIGIBLE TO PARTICIPATE IN THIS EXCHANGE OFFER.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF OWNERS(S))

Dated:
--------------------------- , 1999

(Must be signed by the registered holder(s) of shares of DuPont Common Stock as their name(s) appear(s) on certificate(s) for shares of DuPont Common Stock or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal.)

If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. (See Instruction 3.)

Name(s):------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
        ------------------------------------------------------------------------

Address:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No.:
                              --------------------------------------------------

Dated:
--------------------------- , 1999

                              SIGNATURE GUARANTEE
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 3)

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Signature(s) Guaranteed by an Eligible Institution:
                                      ------------------------------------------
                                                (AUTHORIZED SIGNATURE)

Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
     ---------------------------------------------------------------------------
Name of Firm:
           ---------------------------------------------------------------------
Address:
       -------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                                                                          DATED:
                                              --------------------------- , 1999

Area Code and Telephone No.:
                        --------------------------------------------------------

     All tendering stockholders: must complete the Substitute Form W-9 below. If a person other the tendering stockholder has been named in Section II, such other person, rather than the person tendering the shares of DuPont Common Stock, must complete the following Substitute Form W-9. See Instruction 4 and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

-----------------------------------------------------------------------------------------------------------------------
PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
-----------------------------------------------------------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
-----------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                              PLEASE PROVIDE YOUR TAXPAYER           ---------------------------------
 FORM W-9                                IDENTIFICATION NUMBER IN THE BOX AT     (Social Security No.
 DEPARTMENT OF THE TREASURY              RIGHT AND CERTIFY BY SIGNING AND        or Employer
 INTERNAL REVENUE SERVICE                DATING BELOW.                           Identification No.)
                                        ------------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER            Please check the box at right if you have applied for and are awaiting receipt
 IDENTIFICATION NUMBER AND               of your taxpayer identification number. [ ]
 CERTIFICATION FOR PAYEES EXEMPT FROM
 BACKUP WITHHOLDING (SEE GUIDELINES FOR
 CERTIFICATION OF TAXPAYER IDENTIFI-
 CATION NUMBER ON SUBSTITUTE FORM W-9)
-----------------------------------------------------------------------------------------------------------------------
 CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a Taxpayer
     Identification Number to be issued to me) and
 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service
     ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
 You must cross out item (2) above if you have been notified by the IRS you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

 PRINT YOUR NAME:
 ------------------------------------------------------------------------------

 ADDRESS:
 ------------------------------------------------------------------------------

 SIGNATURE:  ___________________________________________  DATE:
--------------------------------------------------------------------------------

IF YOU CHECKED THE BOX ABOVE ON THIS SUBSTITUTE FORM W-9 INDICATING THAT YOU ARE AWAITING RECEIPT OF YOUR TAXPAYER IDENTIFICATION NUMBER, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE:
-------------------------------------------------------------------------------

DATE:
-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% ON ANY DIVIDENDS OR OTHER TAXABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

V. TENDER OF SHARES HELD BY A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY, EMPLOYEE BENEFIT PLAN SPONSORED BY DUPONT (OR A SUBSIDIARY) OR OTHER NOMINEE.

     If your shares of DuPont Common Stock are held in an account with a broker, dealer, commercial bank, trust company, employee benefit plans sponsored by DuPont (or a subsidiary) or other nominee and you wish to tender all or part of those shares, do not return this Letter of Transmittal to the Exchange Agent. This Letter of Transmittal is being supplied for your information only. The institution holding your shares will supply you with separate instructions regarding the tender of your shares. If you have not received instructions regarding the tender of your shares, please contact a representative of the institution holding your shares.

ONLY BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, TRUSTEES OF EMPLOYEE BENEFIT PLANS SPONSORED BY DUPONT (OR A SUBSIDIARY) AND OTHER NOMINEES SHOULD COMPLETE THIS SECTION V.

      A. BOOK-ENTRY TRANSFER SHARES -- Complete this Section V.A. if you wish to tender shares held by The Depository Trust Company.

[ ] CHECK HERE IF TENDERED SHARES OF DUPONT COMMON STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:

     The Depository Trust Company Account Number:

     Transaction Code Number:

[ ] CHECK HERE IF TENDERED SHARES OF DUPONT COMMON STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SUBMITTED AND COMPLETE THE FOLLOWING:

     Date of Execution of Notice of Guaranteed Delivery:

     Name of Institution that Guaranteed Delivery:

    ----------------------------------------------------------------------------

      B. ODD-LOT SHARES -- Complete this Section V.B. if you wish to tender on behalf of an owner of an odd lot.

     If delivered by Book-Entry Transfer, the Depository Trust Company Account
Number: .

[ ] CHECK HERE IF (1) YOU ARE TENDERING ON BEHALF OF THE OWNER BENEFICIALLY AND OF RECORD OF AN ODD-LOT, (2) YOU BELIEVE, BASED UPON REPRESENTATIONS MADE TO YOU BY SUCH OWNER, THAT SUCH OWNER OWNED BENEFICIALLY AND OF RECORD LESS THAN 100 SHARES OF DUPONT COMMON STOCK IN THE AGGREGATE AS OF JULY 7, 1999, AND (3) SUCH OWNER WISHES TO TENDER ALL HIS OR HER SHARES OF DUPONT COMMON STOCK.

If you are the owner, beneficially and of record, of an Odd-Lot and you tender all your shares of DuPont Common Stock, you will receive preferential treatment if the Exchange Offer is oversubscribed. DuPont shares you hold in a DuPont or DuPont affiliated company savings plan (including Conoco plans) are not eligible for this preferential treatment. However, DuPont shares you hold in a Blueprint account at Merrill Lynch are eligible for this preferential treatment. If your Odd-Lot shares are held by a broker for your account, you should contact the broker and request the preferential treatment. See Instruction 8.

VI. NOTICE OF SOLICITED TENDERS -- THIS SECTION VI MUST BE COMPLETED ONLY IF A SOLICITING DEALER FEE IS TO BE PAID IN CONNECTION WITH THIS TENDER.

                          NOTICE OF SOLICITED TENDERS

     DuPont will pay to a soliciting dealer, as defined in the Offering Circular-Prospectus, a solicitation fee of $0.75 per share, up to a maximum of 1,000 shares per tendering stockholder, for each share of DuPont Common Stock tendered and accepted for exchange pursuant to the Exchange Offer if such soliciting dealer has affirmatively solicited and obtained such tender, except that no solicitation fee shall be payable in connection with a tender of DuPont Common Stock by a stockholder (a) tendering more than 10,000 shares of DuPont Common Stock or (b) tendering from a country outside the United States. In addition, no such fee shall be payable to a soliciting dealer if such soliciting dealer is required for any reason to transfer the amount of such fee to a tendering holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of DuPont, Conoco, First Chicago Trust Company of New York, D.F. King & Co., Inc. or Morgan Stanley & Co. Incorporated for purposes of the Exchange Offer. See Instruction 9.

                          FOR REGISTERED HOLDERS ONLY
                               SOLICITED TENDERS
The undersigned represents that the Soliciting Dealer who solicited and obtained this tender is:
Name of Firm: ..................................................................
                                 (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: .......................................................

Identification Number (if known): ..............................................

Address: .......................................................................
 ................................................................................
                               (INCLUDE ZIP CODE)

                                   SIGN HERE
x  ........................................   x  ...............................

x  ........................................   x  ...............................
                        SIGNATURE(S)                                       PRINT
NAME(S) AND ADDRESS(ES) HERE

Date   ........................................    Phone
Number  ................................

     The acceptance of compensation by such soliciting dealer will constitute a representation by it that: (1) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (2) it is entitled to such compensation for such solicitation under the terms and conditions of the Offering Circular-Prospectus; and (3) in soliciting tenders of shares of DuPont Common Stock, it has used no soliciting materials other than those furnished by DuPont.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and DuPont Common Stock Certificate(s) or Book-Entry Confirmations

     This Letter of Transmittal is to be completed by stockholders who are United States persons if either (1) the certificate(s) representing shares of DuPont Common Stock tendered herewith are to be forwarded herewith or, unless an agent's message is utilized, if tenders are to be made pursuant to the procedures for book-entry transfer set forth in the Offering
Circular -- Prospectus under "The Exchange Offer -- Procedures for Tendering DuPont Shares" or (2) the shares of DuPont Common Stock will be tendered pursuant to the guaranteed delivery procedures set forth in the Offering Circular-Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedure." The certificate(s) representing shares of DuPont Common Stock tendered herewith, or confirmation of any book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility of shares of DuPont Common Stock tendered electronically, as well as a properly completed and duly executed copy of this Letter of Transmittal or a manually signed facsimile copy hereof, or an agent's message, in connection with the book-entry transfer of shares, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING SHARES OF DUPONT COMMON STOCK TENDERED HEREWITH AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, BUT, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF CERTIFICATE(S) REPRESENTING SHARES OF DUPONT COMMON STOCK TENDERED HEREWITH ARE SENT BY MAIL IT IS RECOMMENDED THAT TENDERING STOCKHOLDERS USE REGISTERED MAIL, RETURN RECEIPT REQUESTED AND ALLOW SUFFICIENT TIME TO ENSURE TIMELY RECEIPT BY THE EXPIRATION DATE.

     THE EXCHANGE OFFER IS AVAILABLE ONLY TO DUPONT STOCKHOLDERS WHO ARE UNITED STATES PERSONS, AS EXPLAINED ON PAGE 25 OF THE OFFERING CIRCULAR-PROSPECTUS. A United States person for purposes of the Exchange Offer is any person that is:

     - an individual who is a United States citizen or United States resident for United States federal income tax purposes;

     - a corporation, partnership, limited liability company or other entity created or organized in the United States or under the laws of the United States or of any State within the United States;

     - an estate which is subject to United States income tax on all of its income, regardless of the source of such income; or

     - a trust if a United States court is able to exercise primary supervision over the administration of the trust, and one or more United States persons have the authority to control all substantial decisions of the trust. Such a trust includes, without limitation, any United States pension trust organized under Section 401(a) of the Internal Revenue Code.

DUPONT STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THEIR STATUS AS UNITED STATES PERSONS IN ORDER TO DETERMINE THEIR ELIGIBILITY TO PARTICIPATE IN THE EXCHANGE OFFER. DUPONT STOCKHOLDERS WHO ARE NOT UNITED STATES PERSONS ARE INELIGIBLE TO PARTICIPATE IN THE EXCHANGE OFFER AND SHOULD NOT COMPLETE THIS LETTER OF TRANSMITTAL. If you are not a United States person, you should contact D.F. King or your broker for more information regarding a substantially concurrent cash offer being made to non-United States persons by DuPont. United States persons are not eligible to participate in the cash offer.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     No alternative, conditional or contingent tenders will be accepted for exchange in the Exchange Offer. All tendering stockholders, by execution of this Letter of Transmittal or a manually signed facsimile hereof, waive any right to receive any notice of the acceptance of their shares of DuPont Common Stock for exchange.

     Holders whose stock certificate(s) representing shares of DuPont Common Stock are not immediately available or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver their certificate(s) and all other required documents to the Exchange Agent prior to the Expiration Date may tender their shares of DuPont Common Stock pursuant to the guaranteed delivery procedure set forth in the Offering Circular-

Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedure." Pursuant to such procedure: (1) such tender must be made by or through a participant in the Security Transfer Agents Medallion Program (an "Eligible Institution"); (2) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by DuPont setting forth the name and address of the holder and the number of shares of DuPont Common Stock tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, the certificate(s) representing the shares of DuPont Common Stock accompanied by all other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (3) the certificate(s) representing the shares of DuPont Common Stock tendered herewith (or a confirmation of a book-entry transfer of such shares of DuPont Common Stock into the Exchange Agent's account at the Book-Entry Transfer Facility as described above), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) and any required signature guarantees, or an agent's message in connection with a book-entry transfer, and any other documents required hereby, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in the Offering Circular-Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedure."

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered shares of DuPont Common Stock will be determined by DuPont, in its sole discretion, which determination shall be final and binding on all tendering Stockholders. DuPont reserves the absolute right to reject any or all tenders of shares of DuPont Common Stock determined by it not to be in proper form or the acceptance of which may, in the opinion of DuPont's counsel, be unlawful. DuPont also reserves the absolute right to waive any defect or irregularity in any tender of shares of DuPont Common Stock. All tendering Stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive notice of the acceptance of their shares of DuPont Common Stock for exchange.

     DuPont reserves the right to request any additional information from any record or beneficial owner of DuPont shares that DuPont in its sole discretion determines to so request including with respect to the tax status of any such person or of its partners, shareholders, beneficiaries, principals or participants or the tax impact to DuPont of such person tendering DuPont shares.

     None of DuPont, the Exchange Agent, or any other person shall be under any duty to give notification of any defect or irregularity in any tender, or incur any liability for failure to give any such notification. See "The Exchange Offer -- DuPont's Interpretations are Binding" in the Offering
Circular-Prospectus.

2.  Partial Tenders; Withdrawals

     If less than all the shares of DuPont Common Stock evidenced by any certificate(s) are to be tendered, the tendering holder should fill in the number of shares to be tendered in the fourth column of the box entitled "Description of Shares of DuPont Common Stock Tendered." Shares not tendered will be credited to a book-entry account maintained by the transfer agent for the tendering stockholder's benefit (or the benefit of the person indicated in the "Special Payment Instructions" or "Special Delivery Instruction" Section of this Letter of Transmittal). Note that a new certificate for the remainder of the Shares not tendered will not be sent to the person(s) signing this Letter of Transmittal (nor to anyone otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" sections of this Letter of Transmittal). All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. Any stockholder whose untendered shares are returned by book-entry credit has the right to request physical certificates with respect to such Shares pursuant to instructions contained in a statement mailed to such stockholder following the Offer. THE ENTIRE NUMBER OF SHARES OF DUPONT COMMON STOCK REPRESENTED BY ANY CERTIFICATE(S) DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     Any tendering holder of shares of DuPont Common Stock may withdraw the tender at any time prior to the Expiration Date, and may also withdraw such tender after the expiration of 40 business days from the commencement of the Exchange Offer, unless theretofore accepted for exchange as provided in the Offering Circular-Prospectus.

     To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth herein and must comply with the requirements set forth in the Offering Circular-Prospectus under "The Exchange Offer -- Withdrawal Rights." Withdrawals may not be rescinded, and shares of DuPont Common Stock withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, withdrawn shares of DuPont Common Stock may be retendered by again following the procedures described in the Offering Circular-Prospectus under the caption "The Exchange Offer -- Procedures for Tendering DuPont Shares".

3. Signatures on this Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of DuPont Common Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) representing the shares of DuPont Common Stock without alteration, enlargement or any other change whatsoever.

     If any of the shares of DuPont Common Stock tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered shares of DuPont Common Stock are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of DuPont Common Stock listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless shares of Conoco Class B Common Stock are to be issued, or any untendered shares of DuPont Common Stock or for any shares of DuPont Common Stock not accepted for exchange are to be registered, in the name of a person other than the registered holder(s), in which case, the stock certificate(s) evidencing the shares of DuPont Common Stock tendered hereby must be endorsed or accompanied by appropriate stock power(s), in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such stock certificates(s). Signatures on such stock certificate(s) and stock power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of DuPont Common Stock listed and tendered hereby, the certificate(s) representing such shares of DuPont Common Stock must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), and such signatures must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to DuPont of their authority so to act must be submitted.

     All signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the shares of DuPont Common Stock are tendered: (1) by a registered holder of such shares of DuPont Common Stock (which term, for purposes of this Letter of Transmittal, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares of DuPont Common Stock) who has not completed the entitled "Special Issuance Instructions" (Section II) of this Letter of Transmittal; or (2) for the account of an Eligible Institution.

4.  Special Issuance and Delivery Instructions

     Tendering holders should indicate in the box entitled "Special Issuance Instructions" (Section II) or "Special Delivery Instructions" (Section III), as applicable, the name in which shares of Conoco Class B Common Stock and/or shares of DuPont Common Stock not tendered or accepted for exchange are to be credited, and the address to which confirmation of Conoco Class B Common Stock and/or confirmation of DuPont Common Stock not tendered or any shares of DuPont Common Stock not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance of DuPont Common Stock or Conoco Class B Common Stock in a different name, the employer identification or social security number of the person named must also be indicated and a substitute Form W-9 must be completed for the new owner.

5.  Participants in the Dividend Reinvestment Plan of DuPont

     If a tendering stockholder desires to tender shares of DuPont Common Stock credited to the stockholder's account under DuPont's Dividend Reinvestment Plan,
Section I.B. of this Letter of Transmittal must be completed.

     If a stockholder authorizes a tender of shares of DuPont Common Stock held in the Dividend Reinvestment Plan, all such shares credited to such stockholder's account(s), including fractional shares, will be tendered, unless otherwise specified in the appropriate space in Section I.B. In the event that
Section I.B. is not completed, no shares of DuPont Common Stock held in the tendering stockholder's account will be tendered.

     PARTICIPANTS IN A DUPONT OR DUPONT AFFILIATED COMPANY SAVINGS PLAN OR A BLUEPRINT BROKERAGE ACCOUNT AT MERRILL LYNCH MAY NOT USE THIS LETTER OF TRANSMITTAL TO DIRECT THE TENDER OF SHARES OF DUPONT COMMON STOCK, BUT MUST COMPLY WITH THE INSTRUCTIONS SENT TO YOU SEPARATELY BY THE PLAN TRUSTEES, ADMINISTRATOR OF THE PLAN OR MERRILL LYNCH.

6.  Stock Transfer Taxes

     DuPont will pay all stock transfer taxes, if any, payable on the transfer to it of shares of DuPont Common Stock and the transfer to tendering Stockholders of shares of Class B Common Stock pursuant to the Exchange Offer. If, however, the exchange of shares is to be made to, or (in the circumstances permitted by the Exchange Offer) if shares of DuPont Common Stock that are not tendered or not accepted for exchange are to be registered in the name of or delivered to any person other than the registered owner, or if tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of all stock transfer taxes, if any (whether imposed on the registered owner or such other person), payable on account of the transfer to such person must be paid by the tendering Stockholder unless evidence satisfactory to DuPont of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) representing shares of DuPont Common Stock listed in this Letter of Transmittal.

7.  Mutilated, Lost, Stolen or Destroyed DuPont Common Stock Certificates

     If any certificate representing shares of DuPont Common Stock has been mutilated, destroyed, lost or stolen, the stockholder must (1) promptly contact the Exchange Agent at the address indicated herein for further instructions, (2) furnish to the Exchange Agent evidence, satisfactory to it in its discretion, of the ownership of and the destruction, loss or theft of such certificate, (3) furnish to the Exchange Agent indemnity, satisfactory to it in its discretion, and (4) comply with such other reasonable requirements as the Exchange Agent may prescribe.

8.  Odd-Lots

     As described in the Offering Circular-Prospectus, if fewer than all shares of DuPont Common Stock tendered on or prior to the Expiration Date are to be exchanged by DuPont, the shares of DuPont Common Stock exchanged first will consist of all shares of DuPont Common Stock validly tendered by any Stockholder who owned beneficially and of record as of July 7, 1999 an aggregate of less than 100 shares of DuPont Common Stock and who tendered all of such shares of DuPont Common Stock. If the Exchange Offer is completed, all Odd-Lot shares of DuPont Common Stock will be accepted for exchange and will not be subject to proration (except as provided below). This preference will not be available unless Section I.C. or V.B. of this Letter of Transmittal and the Notice of Guaranteed Delivery, if applicable, is completed.

     DuPont Common Stock held in a DuPont or DuPont affiliated company savings plan (including Conoco plans) is not eligible for this preferential treatment. However, DuPont Common Stock held in a Blueprint account at Merrill Lynch is eligible for this preferential treatment. Stockholders whose Odd-Lot shares are held by a broker for their account are requested to contact the broker directly to request this preferential treatment.

9.  Solicited Tenders

     DuPont will pay a solicitation fee of $0.75 per share, up to a maximum of 1,000 shares per tendering stockholder, for each share of DuPont Common Stock tendered and accepted for exchange pursuant to the Exchange Offer, covered by the Letter of Transmittal which designates, in the section captioned "Notice of Solicited Tenders," as having solicited and obtained the tender, the name of (1) any broker or dealer in securities which is a member of any national securities exchange in the United States or of the National Association of Securities Dealers, Inc. or (2) any bank or trust company located in the United States (each, a "soliciting dealer"), except that no solicitation fee shall be payable in connection with a tender of DuPont Common Stock by a stockholder (a) tendering more than 10,000 shares of DuPont Common Stock or (b) tendering from a country outside of the United States. In addition, Soliciting Dealers are not entitled to a fee with respect to shares of DuPont Common Stock beneficially owned by such soliciting dealer or with respect to any shares that are registered in the name of a soliciting dealer unless such shares are held by such soliciting dealer as nominee and are tendered for the benefit of beneficial holders identified in this Letter of Transmittal. No such fee shall be payable to a soliciting dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a tendering holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of DuPont, the Exchange Agent, the Information Agent or the dealer manager for the purposes of the Exchange Offer.

     In order for a Soliciting Dealer to receive a solicitation fee with respect to the tender of shares of DuPont Common Stock, the Exchange Agent must have received a properly completed and duly executed Letter of Transmittal (including a completed box entitled "Notice of Solicited Tenders" (Section VI) by three NYSE trading days after the expiration date.

     The acceptance of compensation by the soliciting dealer listed in "Notice of Solicited Tenders" (Section VI) will constitute a representation by such soliciting dealer that: (1) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (2) it is entitled to such compensation for such solicitation under the terms and conditions of the Offering Circular-Prospectus and this Letter of Transmittal; and (3) in soliciting tenders of shares of DuPont Common Stock, it has used no soliciting materials other than those furnished by DuPont.

10.  Important Tax Information; Substitute Form W-9

     Federal income tax law requires that a holder whose tendered shares of DuPont Common Stock are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 on page 9, which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a penalty imposed by the Internal Revenue Service ("IRS").

     Exempt holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a foreign individual to qualify as an exempt person, that individual must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status.

     To prevent backup withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (1) the holder is exempt from backup withholding, (2) the holder has not been notified by the IRS that he or she is subject to backup withholding as a result of the failure to report all interest or dividends or (3) the IRS has notified the holder that he or she is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holders must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the certificate(s) representing shares of DuPont Common Stock are in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for information on which TIN to report. If you do not have a TIN, consult the enclosed guidelines for instructions of applying for a TIN, check the box of the Substitute Form W-9 (Section IV) indicating that you have applied for and are awaiting receipt of your taxpayer identification number, and complete the Certification of Payee Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding there is a check in the box indicating that you have applied for and are awaiting receipt of your taxpayer identification number and the Certification of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all

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reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent, and if the TIN is provided within 60 days, such amount will be refunded. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     Holders of shares of DuPont Common Stock who acquired their shares at different times may have different tax bases in their shares of DuPont Common Stock, and should consult with their tax advisors as to the possibility of identifying the specific shares of DuPont Common Stock surrendered in the Exchange Offer in order to establish the basis of the shares of Conoco Class B Common Stock issued in exchange for shares of DuPont Common Stock surrendered.

11.  Waiver of Conditions

     DuPont reserves the absolute right to amend or waive any of the specified conditions to the Exchange Offer in the case of any shares of DuPont Common Stock tendered other than certain conditions specified in the Offering Circular-Prospectus.

12.  Requests for Assistance or Additional Copies

     Questions relating to the procedure for tendering and requests for additional copies of the Offering Circular - Prospectus and this Letter of Transmittal may be directed to D.F. King & Co., Inc. at the address and telephone numbers indicated below.

                The Information Agent for the Exchange Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
           (800) 755-3105 (Toll-Free) for calls in the United States

          (212) 269-5550 (Collect) for calls outside the United States

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                The Information Agent for the Exchange Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
           (800) 755-3105 (Toll-Free) for calls in the United States

          (212) 269-5550 (Collect) for calls outside the United States